UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2006

IMPCO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15143	91-1039211
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan, Santa Ana, California	92704
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 656-1200

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 6 pages

The Exhibit Index is located on page 6.

Item 1.01 Entry into Material Definitive Agreement.

(a) Amendment to LaSalle Loan Agreement.

On August 2, 2006, IMPCO Technologies, Inc. ("IMPCO") and LaSalle Business Credit, LLC ("LaSalle") entered into a Fifth Amendment to Loan and Security Agreement, to amend the revolving Loan and Security Agreement dated July 18, 2003, as amended (the "Fifth Amendment"). A copy of the Fifth Amendment is attached as exhibit 10.1 to this Current Report on Form 8-K.

On July 18, 2003, IMPCO entered into a revolving Loan and Security Agreement, as subsequently amended, (the "LaSalle Loan Agreement") with LaSalle for a maximum amount of $12.0 million bearing an annual interest rate of prime plus 1%. On March 29, 2005, IMPCO and LaSalle mutually agreed to reduce the maximum borrowing amount under the LaSalle Loan Agreement to $9.0 million and to extend it one additional year to July 18, 2007.

IMPCO desires to reorganize its corporate structure into a holding company structure, pursuant to which (i) IMPCO will form a wholly owned subsidiary to be known as Fuel Systems Solutions, Inc. ("Fuel Systems"), to be the sole parent of IMPCO immediately following such reorganization, (ii) IMPCO will be merged with and into IMPCO Merger Sub, Inc. to be formed by Fuel Systems for the sole purpose of effecting such reorganization ("Merger Sub"), with IMPCO remaining as the surviving entity to be governed by the Certificate of Incorporation and Bylaws of Merger Sub, substantially as in effect immediately prior to such reorganization, pursuant to an agreement and plan of reorganization, and (iii) the stockholders of IMPCO will exchange all of their shares of IMPCO for shares of Fuel Systems on a one-for-two exchange basis upon the effective time of such reorganization (the transactions contemplated by this clause, collectively, the "Reorganization"). As part of the formation of Fuel Systems and prior to the Reorganization, IMPCO shall contribute all of its interest and rights in and to the issued and outstanding common stock of BRC, S.r.l., a wholly-owned subsidiary of IMPCO ("BRC"), to and for the benefit of Fuel Systems (the "Contribution"), such that BRC will become a wholly owned subsidiary of Fuel Systems. Pursuant to the Fifth Amendment, LaSalle and the other Lenders party to the LaSalle Loan Agreement have agreed to permit IMPCO to effect the Reorganization and the Contribution and for provide certain other consents in connection with the Reorganization and Contribution.

(b) Amendment to MTM Loan and Security Agreement.

On August 2, 2005, IMPCO and M.T.M. Società a Responsabilità Limitata ("MTM") entered into a First Amendment to Loan Agreement to amend the Loan and Security Agreement dated December 22, 2004, as amended (the "First Amendment"). A copy of the First Amendment is attached as exhibit 10.2 to this Current Report on Form 8-K.

On December 23, 2004, IMPCO entered into a Loan Agreement (the "MTM Loan Agreement") with MTM in connection with a previously announced Equity Interest Purchase Agreement among IMPCO, Mariano Costamagna and Pier Antonio Costamagna (together, the "Founders"), BRC, and MTM, pursuant to which IMPCO agreed to purchase the 50% equity interest in BRC that it did not already own from the Founders. Pursuant to the MTM Loan Agreement, IMPCO may borrow up to $22 million from MTM at a rate equal to 1.5% above EURIBOR per annum, provided that the rate will increase to 3.5% above EURIBOR after and during the continuance of a default under the Loan Agreement and to 6.5% above EURIBOR on any unpaid portion of the loan outstanding 30 days after the maturity date of December 31, 2009.

Pursuant to the First Amendment, MTM has agreed to (i) permit IMPCO to effect the Reorganization and the Contribution; (ii) permit IMPCO to make and commit to make expenditures for fixed assets and other capital expenditures in the aggregate in excess of $5,000,000 for the fiscal year ending December 31, 2006; (iii) acknowledge receipt of notice of IMPCO's April 17, 2006 relocation of its business to 3030 South Susan Street, Santa Ana located in the County of Orange, State of California; and (iv) provide certain other consents in connection with items (i)-(iii) above.

Item 8.01 Other Events.

IMPCO and Fuel Systems have filed with the SEC a proxy statement/prospectus and other relevant materials in connection with the proposed Reorganization involving IMPCO and Fuel Systems pursuant to the terms of an Agreement and Plan of Merger and Reorganization. A proxy statement/prospectus has been mailed to the stockholders of IMPCO. Stockholders of IMPCO are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about IMPCO, Fuel Systems and the proposed Reorganization. The proxy statement/prospectus and other relevant materials, and any other documents filed by IMPCO or Fuel Systems with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting Mr. Thomas M. Costales, IMPCO's Chief Financial Officer, Treasurer and Secretary, at (714) 656-1200.

Forward-Looking Statement Disclosure

This Report on Form 8-K contains "forward-looking statements," as such term is used in the Securities Exchange Act of 1934, as amended. Such forward looking statements include those regarding IMPCO's expectations to effect the reorganization transaction with Fuel Systems and Merger Sub. When used herein, the words "anticipate," "believe," "estimate," "intend," "may," "will," and "expect" and similar expressions as they relate to IMPCO or its management are intended to identify such forward-looking statements. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of future performance or results IMPCO's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include: (1) Nasdaq may not approve the listing of Fuel Systems Solutions' common stock on the Nasdaq Global Market, (2) IMPCO's stockholders may not approve the transaction, in which case IMPCO would not proceed with it and each of Fuel Systems Solutions and IMPCO Merger Sub, Inc. would be dissolved, (3) prevailing market and global economic conditions, (4) changes in environmental regulations that impact the demand for IMPCO's products, (5) IMPCO's ability to design and market advanced fuel metering, fuel storage and electronic control products, (6) IMPCO's ability to meet OEM specifications and the level and success of IMPCO's development programs with OEMs and (4) other factors discussed in IMPCO's filings with the SEC. Readers also should consider the risk factors set forth in IMPCO's reports filed with the SEC, including, but not limited to, those contained in the "Risk Factors" sections of IMPCO's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and preliminary proxy statement/prospectus on Form S-4 filed on June 27, 2006. IMPCO does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or changes or otherwise, even if experience or future changes show that the indicated results or events will not be realized.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

10.1:	Fifth Amendment to Loan and Security Agreement by and among LaSalle Business Credit , LLC and IMPCO Technologies, Inc. dated August 2, 2006.

10.2:	First Amendment to Loan Agreement by and among M.T.M. Società a Responsabilità Limitata and IMPCO Technologies, Inc. dated August 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

Dated: August 3, 2006	By:	/s/ Thomas M. Costales
Thomas M. Costales
Chief Financial Officer, Secretary and
Treasurer

S-1

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment to Loan and Security Agreement by and among LaSalle Business Credit , LLC and IMPCO Technologies, Inc. dated August 2, 2006.

10.2	First Amendment to Loan Agreement by and among M.T.M. Società a Responsabilità Limitata and IMPCO Technologies, Inc. dated August 2, 2006.

Exhibit Index